UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 23, 2017, in connection with its Registration Statement on Form S-3 (File No. 333-203802), effective May 1, 2015, Welltower Inc. (the “Company”) entered into separate equity distribution agreements (collectively, the “Agreements”) with each of Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., UBS Securities LLC and Wells Fargo Securities, LLC (collectively, the “Managers”) for an offering of shares of common stock of the Company having an aggregate offering price of up to $1,000,000,000. Under the terms of the Agreements, the Company may offer and sell shares of its common stock having an aggregate offering price of up to $1,000,000,000 available under the Agreements, from time to time, through any of the Managers as sales agents.

Sales of the shares, if any, will be made by any method permitted by law, including by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed by the Company and each of the Managers, or by means of any other existing trading market for the Company’s common stock or to or through a market maker other than on an exchange.

A form of the Agreements is filed herewith as Exhibit 1.1, and is incorporated by reference herein. The foregoing description of certain terms of the Agreements and the transactions contemplated by the Agreements does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Form of Equity Distribution Agreement, dated February 23, 2017, entered into by and between Welltower Inc. and each of Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., UBS Securities LLC and Wells Fargo Securities, LLC

5	Opinion of Shumaker, Loop & Kendrick, LLP

8	Tax Opinion of Arnold & Porter Kaye Scholer LLP

23.1	Consent of Shumaker, Loop & Kendrick, LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5

23.2	Consent of Arnold & Porter Kaye Scholer LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 8

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ MATTHEW MCQUEEN
Name:	Matthew McQueen
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: February 23, 2017

Exhibit Index

1.1	Form of Equity Distribution Agreement, dated February 23, 2017, entered into by and between Welltower Inc. and each of Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., UBS Securities LLC and Wells Fargo Securities, LLC

5	Opinion of Shumaker, Loop & Kendrick, LLP

8	Tax Opinion of Arnold & Porter Kaye Scholer LLP

23.1	Consent of Shumaker, Loop & Kendrick, LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5

23.2	Consent of Arnold & Porter Kaye Scholer LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 8